UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2025

JONES SODA CO.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

1522 Western Avenue, Suite 24150, Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 19, 2025, Jones Soda Co. (the “Company”) entered into a stock purchase agreement as amended on June 19, 2025 (as amended, the “SPA”) with Mary Jones Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“MJ Holdings”), Mary Jones Beverage (Canada) Inc., a British Columbia corporation and wholly-owned subsidiary of the Company (“MJ Beverage” and together with MJ Holdings, the “MJ Subsidiaries”), and MJ Reg Disruptors, LLC, a Delaware limited liability company (the “Buyer”) pursuant to which, on June 19, 2025 (the “Closing Date”), the Buyer purchased all of the issued and outstanding shares of the MJ Subsidiaries from the Company for $3,000,000 (the “Share Purchase Price”) and inventory as set forth in the SPA for approximately $61,000. The Share Purchase Price was paid as follows: (i) $489,398.70 was paid on the Closing Date and (ii) $2,510,601.30 was paid pursuant to the issuance of the Note (as defined below).

Pursuant to the SPA, the Company shall provide the Buyer with any administrative services reasonably requested by the Buyer in order to continue the Business (as defined herein) of the MJ Subsidiaries for a period to not exceed one year after the Closing Date (the “Transition Services”); provided, however, that the Transition Services shall not include (i) any services not provided by the Company to the Business in the ordinary course as of the Closing Date, or (ii) any legal, environmental, medical emergency response, Occupational Safety and Health Administration compliance or import-export services. Pursuant to the SPA, the Buyer shall reimburse the Company for all of its out-of-pocket expenses to the extent reasonably incurred and necessary to provide the Transition Services. “Business” means the business of developing, licensing and selling THC infused cannabis products under the “Mary Jones” brand.

Furthermore, pursuant to the SPA, the parties thereto have agreed that if, during the period that is three years from the Closing Date, there is any change to the state laws within the United States or the laws within Canada which makes it unlawful for an MJ Subsidiary to continue to conduct its business in the ordinary course of business by selling cannabis products in substantially the same capacity as the MJ Subsidiaries were conducting business as of the Closing Date (each, a “Change of Law Event”), then the Buyer shall include in a notice to the Company the financial statements or other reasonable documentation supporting the calculation of the affected MJ Subsidiary’s net income (“Change of Law Notice”). Immediately following delivery of such notice, the Buyer’s obligations to continue to make payments against the outstanding balance of the Note and any payments due under the License Agreement (as defined below) shall be suspended, and the time periods to make such payments tolled, until it is no longer unlawful for the MJ Subsidiaries to conduct business in substantially the same manner as the MJ Subsidiaries were conducting as of the Closing Date. If such Change of Law Event is determined to be permanent (as defined in the SPA) or indefinite (as defined in the SPA), then the outstanding principal balance of the Note shall be reduced by an amount equal to the initial principal amount under the Note multiplied by the percentage set forth for the affected jurisdiction as set forth in the SPA. Pursuant to the SPA, during the Change of Law Period, except: (i) as expressly required or permitted pursuant to the SPA or (ii) as required by applicable Law (as defined in the SPA), the Buyer and each MJ Subsidiary shall, and shall cause each of their respective Subsidiaries (as defined in the SPA) to, conduct its business in the ordinary course and in accordance with, in all material respects, all applicable Laws, with the exception of the Controlled Substances Act, 21 U.S.C. § 801 et seq. (“CSA”), as it applies to marijuana (including any implementing regulations and schedules in effect at the relevant time) or any other U.S. federal law the violation of which is predicated upon a violation of the CSA as it applies to marijuana, and the Buyer and each MJ Subsidiary shall use commercially reasonable efforts to maintain and preserve their and their subsidiaries’ business organizations, properties, assets, rights, employees, goodwill and business relationships with customers, suppliers, partners and other persons with which the Buyer, each MJ Subsidiary or any of their respective subsidiaries has material business relations.

The foregoing descriptions of the SPA and amendment thereto do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the SPA and amendment thereto, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Secured Promissory Note

On June 19, 2025, in connection with the SPA, the Buyer issued a secured promissory note in the principal amount of $2,510,601.30 to the Company (the “Note”). The Note accrues interest at the lower of 3% per annum and the lowest amount permitted by law; provided, however, if the Buyer satisfies its obligations under the Note, in full, pursuant to the terms thereof, any interest accrued pursuant to the Note shall be waived. Notwithstanding the foregoing, upon the occurrence of an Event of Default (as defined in the Note), the outstanding principal amount of the Note together with any accrued and unpaid interest thereon shall accrue interest at a rate of 10% per annum. The Note shall mature upon the earlier of (i) the Final Maturity Date (as defined below) and (ii) in the event of prepayment of the Note, the date that the principal amount of the Note together with the interest accrued thereon is paid in full by the Buyer. The outstanding balance of the Note shall become due and payable as follows: (i) $510,601.30 of the principal amount shall be paid on or before June 27, 2025; (ii) $500,000 of the principal amount shall be paid on or before June 19, 2026; (iii) $750,000 of the principal amount shall be paid on or before June 19, 2027; and (iv) $750,000 of the principal amount shall be paid on or before June 19, 2028 (the “Final Maturity Date”). Notwithstanding the foregoing, the Company may demand repayment of the Note at any time after the occurrence of an Event of Default.

Trademark License Agreement

On June 19, 2025 (the “License Effective Date”), in connection with the SPA, the Company entered into a trademark license agreement (the “License Agreement”) with MJ Holdings pursuant to which the Company granted MJ Holdings an exclusive, freely-usable and non-transferable, fully sublicensable license to use the Licensed IP (as defined in the License Agreement) during the term of such agreement in connection with the manufacture, sale, distribution, advertising, and promotion of all current and future products (the “Licensed Products”) each consisting of a mutually agreed upon composition, formula, recipe, flavor necessary for the Licensed Products and labeling, container size, and packaging, as applicable, to be made available by MJ Holdings for sale on-site at MJ Holdings’ places of business and/or by means of other distributors of MJ Holdings globally, including in any country or jurisdiction where the sale, marketing, and distribution of the Licensed Products is lawful. Pursuant to the License Agreement, MJ Holdings shall retain the exclusive right to any consumable product containing an emulsion derived from the cannabis plant with a THC concentration greater than 0.3% by dry weight and any Licensed IP in connection therewith. Furthermore, MJ Holdings shall own all Licensee Modified Formulas (as defined in the License Agreement) and such Licensee Modified Formulas may be incorporated and/or otherwise used in connection with a Licensed Product during the term of such agreement and at any time thereafter; provided, however, the Company shall be entitled to license the Licensee Modified Formulas on mutually agreeable terms and conditions. Notwithstanding the foregoing, the Company shall maintain exclusive rights to products containing Hemp (as defined in the SPA). Pursuant to the License Agreement, MJ Holdings shall pay the Company $150,000 on the one year anniversary of the License Effective Date and $225,000 on each subsequent anniversary of the License Effective Date (the “Licensing Fee”). The Licensing Fee shall be fixed and non-adjustable during the term of the License.

If either party to the License Agreement violates or fails to perform any material covenant, condition, or undertaking pursuant to such license Agreement or the SPA then the other party shall give written notice of such deficiency to the party in default. If the party in default fails to substantially correct such deficiency within 30 days after receipt of such notice, the other party shall have the option to terminate the license granted pursuant to the License Agreement. Furthermore, MJ Holdings may terminate the License Agreement upon 90 days notice to the Company. From the date of the termination of the License Agreement by either party until the 12 month anniversary thereafter, MJ Holdings shall have the right to sell all existing inventory in its possession of Licensed Products bearing the Licensed Marks (as defined in the License Agreement). Except as otherwise set forth in the License Agreement, upon expiration or termination of the License Agreement, all rights granted to MJ Holdings shall cease, and MJ Holdings shall refrain from further use of the Licensed Marks or any mark or name confusingly similar to the Licensed Marks in connection with the Licensed Products.

Pursuant to the License Agreement, to the extent MJ Holdings is presented with opportunities to sell all or substantially all of its assets, the Company shall have a right of first refusal with respect to such sale. If, on the other hand, the Company receives a bona fide offer to sell, transfer or license any of the Licensed IP outside the ordinary course of, or otherwise unrelated to, the Company’s business as conducted on the date of such offer, for which a final purchase price has been agreed to between such third party and the Company, then the Company shall first provide MJ Holdings a right of first refusal with respect to the purchase of such Licensed IP.

The foregoing description of the License Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the License Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Two Shores Consent, Release and Termination

On June 19, 2025, in connection with the sale of all of the equity interests in the MJ Subsidiaries pursuant to the terms of the SPA, the Company entered into a Consent, Release and Termination (the “Two Shores Release”) with Two Shores Capital Corp. (“Two Shores”). Pursuant to the Two Shores Release, Two Shores consented to the sale of the MJ Subsidiaries and fully and irrevocably released the Former Guarantors (as defined in the Two Shores Release) from their obligations under the Guaranty (as defined in the Two Shores Release). In addition, the Liens (as defined in the Two Shores Release) held by Two Shares in the assets of each Former Guarantor were automatically terminated. Furthermore, the Releasing Parties (as defined in the Two Shores Release) released Two Shores and its successors, assigns, affiliates, directors, officers and other representatives (collectively, the “Releasees”) from all demands, actions, suits, and damages which the Releasing Parties had or may in the future have against the Releasees.

The foregoing description of the Two Shores Release does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Two Shores Release, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 19, 2025, the Company completed the sale of all of the equity interests in the MJ Subsidiaries pursuant to the terms of the SPA.

The information contained or incorporated in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The unaudited pro forma financial information required by Item 9.01 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement and General Release

In connection with the sale of the MJ Subsidiaries to the Buyer as set forth above, on June 13, 2025, the Company entered into a Separation Agreement and General Release (the “Separation Agreement”) with Gabe Carimi, Vice President of Operations of the Company. Pursuant to the Separation Agreement, the Employment Offer Letter dated February 27, 2024 by and between the Company and Mr. Carimi was terminated, and Mr. Carimi is entitled to receive options to purchase up to 166,666 shares of the Company’s common stock at an exercise price of $[ ] per share pursuant to the Company’s 2022 Omnibus Equity Incentive Plan (the “Equity Incentive Plan”), which options shall be fully vested upon grant, and to receive payment for any accrued and unused paid time off. The Company and Mr. Carimi also agreed to release the other party and its affiliates from any and all claims, obligations, liabilities or actions which they have had, now have or may in the future have, except as otherwise set forth in the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Advisory Agreement

On June 13, 2025 (the “Effective Date”), the Company entered into an Advisory Agreement (the “Advisory Agreement”) with Gabe Carimi pursuant to which the Company will retain Mr. Carimi as an advisor for general business-related consulting services. Pursuant to the Advisory Agreement, in addition to expenses for his services, Mr. Carimi shall receive options to purchase up to 333,334 shares of the Company’s common stock at an exercise price of $[ ] per share pursuant to the Equity Incentive Plan, which options shall vest as follows: (1) 166,667 of the options shall vest on the date that is the one year anniversary of the Effective Date and (2) 166,667 of the Options shall vest on the date that is the two year anniversary of the Effective Date. The Advisory Agreement shall continue for a period of two years from the Effective Date unless terminated earlier pursuant to the terms thereof.

Item 8.01. Other Events.

In connection with the sale of the MJ Subsidiaries to the Buyer as set forth above, the Company is providing, in this Current Report on Form 8-K: (i) the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2024, (ii) the unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2025, (iii) the unaudited pro forma condensed consolidated balance sheets as at March 31, 2025 and the notes thereto which are collectively filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited pro forma condensed combined financial statements are based on the Company’s historical consolidated financial statements adjusted to give effect to the sale of the MJ Subsidiaries. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 and the three months ended March 31, 2025 have been prepared with the assumption that the sale occurred as of January 1, 2024 and January 1, 2025, respectively. The unaudited pro forma condensed combined balance sheet as at March 31, 2025 has been prepared with the assumption that the sale was completed as of the balance sheet date.

The unaudited pro forma condensed combined financial information included in this Current Report on Form 8-K has been presented for informational purposes only. Unaudited pro forma condensed combined financial do not necessarily reflect what the Company’s financial condition or results of operations would have been had sale of the MJ Subsidiaries occurred on the dates indicated, or which may result in the future. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed combined financial have been prepared by the Company based upon assumptions deemed appropriate by the Company’s management.

On June 23, 2025, the Company issued a press release announcing the closing of the sale of all of the equity interests in the MJ Subsidiaries pursuant to the terms of the SPA, and on June 26, 2025, the Company issued a second press release to discuss items related to this transaction. Copies of these press releases are attached hereto as Exhibits 99.2 and 99.3 and are each incorporated by reference herein.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the documents filed herewith and any related oral statements, contains “forward-looking statements” within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, as amended. You can identify these statements by forward-looking words such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan” and “continue” or similar words. The Company has based these statements on its current expectations about potential future events. Although the Company believes the expectations expressed in the forward-looking statements included in this Current Report on Form 8-K and those reports, statements and information incorporated by reference into this Current Report on Form 8-K are based upon reasonable assumptions within the bounds of the Company’s knowledge of its business and the sale transaction, a number of factors could cause actual results to differ materially from those expressed in any forward-looking statements, whether oral or written, made by the Company or on its behalf. Assumptions as to any of the foregoing, and all related statements, are not based upon historical fact, but rather reflect the Company’s current expectations concerning future results and events. Forward-looking statements that the Company makes or that are made by others on the Company’s behalf are based upon a knowledge of the Company’s business and the environment in which it operates and actual results may differ from those in the forward-looking statements. Consequently, these cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized, or even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way it expects. The Company cautions readers not to place undue reliance on these forward-looking statements. All forward-looking statements made herein are made only as of the date of this Current Report on Form 8-K, and, except as required by law, the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

(i) Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2024

(ii) Unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2025

(iii) Unaudited pro forma condensed consolidated balance sheets as at March 31, 2025

(d) Exhibits.

Exhibit No.	Description
10.1*	Securities Purchase Agreement dated June 19, 2025 by and among the Company, Mary Jones Holdings, Inc., Mary Jones Beverage (Canada) Inc., and MJ Reg Disruptors, LLC
10.2	Amendment to Securities Purchase Agreement dated June 19, 2025 by and among the Company, Mary Jones Holdings, Inc., Mary Jones Beverage (Canada) Inc., and MJ Reg Disruptors, LLC
10.3**	Trademark License Agreement dated June 19, 2025 by and between the Company and Mary Jones Holdings, Inc.
10.4+	Separation Agreement and General Release dated June 13, 2025 by and between the Company and Gabe Carimi
10.5	Consent, Release and Termination dated June 19, 2025 by and between the Company and Two Shores Capital Corp.
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Press Release of the Company dated June 23, 2025
99.3	Press Release of the Company dated June 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company hereby undertakes to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

** Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because they are both not material and re the type of information that the Company treats as private or confidential.

+ Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2025	JONES SODA CO.

/s/ Scott Harvey
Scott Harvey
Chief Executive Officer

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